Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Purchase obligations
We have commitments and obligations which include purchase commitments, which could potentially require our payment in the event of demands by third parties or contingent events. Commitments and obligations as of December 31, 2025 were as follows:

	By Period
(in thousands)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Purchase obligations	€30,713	€11,565	€19,089	€59	€—
Our purchase obligations represent the minimum obligations we have under agreements with certain of our vendors. These minimum obligations are less than our projected use for those periods. Payments may be more than the minimum obligations based on actual use.
Legal proceedings
A class action has been filed in Israel, making allegations about our advertising and/or display practices, such as search result rankings and algorithms, and discount claims. A pre-trial case management hearing in the class action that was filed in Israel took place on October 1, 2024. The court ordered trivago to provide certain information to the plaintiff. Pursuant to the court's recommendation, the parties have initiated mediation procedures to evaluate possibilities for an amicable resolution of the matter in December 2024. In 2025, the parties ceased the mediation procedures and continued the court proceedings with the next hearing being scheduled in the second quarter of 2026.